
paw cbd
HIP + JOINT CHEWS
paw cbd


cbdMD
PING
LINKSOUL
cbdMD
Purposeful Wellness


cbdMD
BOTANICALS

cbdMD.com FEB 2022 INVESTOR PRESENTATION

SAFE HARBOR STATEMENT

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, as filed with the Securities and Exchange Commission (the "SEC"), on December 17, 2021, and our other filings with the SEC. cbdMD, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this presentation.

MARKET FORECAST



US CBD MARKET SIZE OVERVIEW
(2018-2026)



BILLIONS
$12 B
$10 B
$8 B
$6 B
$4 B
$2 B
$0 B
2018
2019
2020
2021*
2022*
2023*
2024*
2025*
2026*

Source: Brightfield Group 2021

- The US hemp-derived CBD market was estimated to be $4.7 billion in retail sales in 2021, a 7.8x fold increase from 2018 sales of $600M.
- Sales are expected to reach $12.0 billion by 2026, driven by accelerated growth of ingestibles like gummies and drinks (40% CAGR), as well as larger mainstream distribution channels, like grocery (31% CAGR).
- By 2026, online sales could surpass $4.7 billion, accounting for nearly 39% of the total market, as Americans continue to use e-commerce for their buying habits.

* Estimates from Brightfield Group W3 2021 Results

INVESTMENT HIGHLIGHTS


108.365
99.3554

cbdMD.com

- Leader & innovator in CBD industry
  - Patent-pending Superior Broad Spectrum Extract formula
  - First CBD product: NSF International's Certified for Sport®
- Extensive portfolio of 130+ SKUs
- Multi-channel media strategy with unique audience focus:
  - Sports & like-minded partnerships
  - Athlete & influencer endorsements
- Established in-house infrastructure
  - Lab & Warehouse
  - Research & Product Development
  - Marketing, Sales & Customer Service
- Large growth opportunity across brands and channels
  - cbdMD, Paw CBD, cbdMD Botanicals
  - Direct CBD Online
- Financial profile with strong historical growth

cbdMD AT A GLANCE

FOUNDED
2015

TICKER
YCBD, YCBDpA
(NYSE American)

HEADQUARTERS
Charlotte, NC

FY21 NET SALES
$44.5M
(+6.6% YoY; FYE 09/30)

FY21 GROSS MARGIN
67.4%
(+7.5% YoY; FYE 9/30)

EMPLOYEES
145 (as of 12/31/2021)

cbdMD.com

BUSINESS OVERVIEW

- We supply the industry's highest-quality products deserving of your daily routine. Choose consistency, choose wellness, choose cbdMD.
  - Own and operate the nationally-recognized cbdMD, Paw CBD and cbdMD Botanicals brands (all in-house)
  - Established industry standard through our consistent, accurate levels of cannabinoids (Superior Broad Spectrum Extract Formula)
- Products distributed through our e-commerce sites, third party e-commerce sites, select distributors, marketing partners and brick and mortar retailers

PRODUCT PORTFOLIO

cbdMD
Tinctures, gummies, topicals, capsules, bath bombs, bath salts, sleep aids, full spectrum
130+ SKUs



paw cbd
Tinctures, chews, topicals, balm
40+ SKUs


paw cbd
CBD TREAT
paw cbd

cbdMD BOTANICALS
Oils, serums, toners, moisturizers, masks, exfoliants, body lotions
15 SKUs



THIRD-PARTY LAB TESTED | USA HEMP | NON-THC BROAD SPECTRUM | FULL SPECTRUM | GMP-CERTIFIED

cbdMD MILESTONES

cbdMD.com

Milestone	Year
CURE BASED DEVELOPMENT FOUNDED	2017
FARM BILL 2018	2018
LEVEL BRANDS ACQUIRES CURE BASED DEVELOPMENT, CREATING CBDMD, INC.	2018
FIRST CBD COMPANY TO SPONSOR A MAJOR SPORTS LEAGUE	2019
TICKER CHANGE TO YCBD NYSE AMERICAN	2019
BUBBA WATSON PARTNERSHIP	2019


NYSE

YCBD


Milestone	Year
PAW CBD WEBSITE LAUNCH	2020
PRODUCT OF THE YEAR WINNER: CBD SLEEP AID & CBD TOPICAL	2020
INTERNATIONAL (UK) DTC WEBSITE LAUNCH	2021
PRODUCT OF THE YEAR WINNER: CBDMD GUMMIES, PAW CBD HARD CHEWS	2021
FULL SPECTRUM PRODUCT LAUNCH	2021
CBDMD BOTANICALS WEBSITE LAUNCH	2021


paw cbd


cbdMD IS NOW AVAILABLE IN THE UK!




PRODUCT SUITES

cbdMD.com

cbdMD.com



cbdMD
CALMING GUM
cbdMD
CBD OIL
cbdMD
RELIEVE
500
cbdMD
REVIVE
cbdMD
CBD OIL
cbdMD
FREEZE
cbdMD
FREEZE
750
cbdMD
RECOVER
cbdMD
GUMMIES
cbdMD
CBD PM
cbdMD
CBD OIL
cbdMD
IMMUNE BOOST GUMMIES

paw cbd™



paw cbd
paw cbd
Unleash Your Pet's Potential
paw cbd
HARD CHEWS
150 mg
30 CHEWS
paw cbd
HIP+JOINT
CHEWS
paw cbd

cbdMD™
BOTANICALS



cbdMD
cbdMD
BOTANICALS
cbdMD
BOTANICALS
cbdMD

PRODUCT OF THE YEAR WINNERS



cbdMD
PREMIUM
FREEZE
300
PAIN RELIEF FROM:
cbdMD
CBD PM
500 MG
TROPICAL MIX
cbdMD
PREMIUM
GUMMIES
750 MG
25 MG CBD PER GUMMY
USA MADE
+ Veterinarian Formulated CBD Treats
paw cbd
✓All-Natural ✓Human Grade ✓Non-GMO
Peanut Butter
CBD TREATS
600 mg
30 Pieces
Large Dog

WINNER:
CBD Topical
Survey of 40,000 people by Kantar

WINNER:
CBD Sleep Aid
Survey of 40,000 people by Kantar

WINNER:
CBD Ingestible
Survey of 40,000 people by Kantar

WINNER:
CBD Pet
Survey of 40,000 people by Kantar

TV ADVERTISING

cbdMD.com


FEEL LIKE THIS?
PLAY

Feel Like This? Reach for cbdMD

We all know how difficult life can be. Feeling stress? Feeling pain? Feeling overwhelmed? Reach for cbdMD. With our complete line of self care solutions, we have the perfect products designed for your everyday needs. Broadcasted across numerous connected and linear TV channels, this spot further complements the brands multi-channel media approach.


USA-Grown Hemp
Rapid-Cooling Formula
Non-THC
PLAY

cbdMD Freeze

Our award-winning topical is a go-to favorite among consumers. With select ingredients designed to complement the power of CBD, our topicals can be used as a daily tool for recovery and pain relief. Broadcasted on numerous connected and linear TV channels, topical spots are created to better provide messaging that aligns with the regulations of big networks and addresses our consumer base.

PRODUCT INNOVATION CONTINUES TO DRIVE GROWTH


cbdMD
WATER SOLUBLE CBD
1000 MG
cbdMD
WATER SOLUBLE CBD
1000 MG

cbdMD.com

PRODUCT EXTENSIONS


cbdMD
CBD PM
cbdMD
CBD PM
cbdMD
SLEEP-AID GUMMIES
750 MG

SLEEP-AID LINE EXTENSION

Launched Q4 FY2021


cbdMD
CALMING GUMMIES
cbdMD
ACV GUMMIES
750 MG
cbdMD
SLEEP-AID GUMMIES

GUMMY LINE EXTENSION

Launched Q1 FY2022


cbdMD
FOCUS
1000 MG
cbdMD
CALM
1000 MG

ANXIETY LINE EXTENSION

Launch Q2 FY2022

- Devote resources to ongoing R&D processes to expand product offering to meet evolving consumer demand
- Manufacturing partnerships allow for agility in creating new formulations, doses and packaging

DIVERSE SALES PORTFOLIO

cbdMD.com

E-COMMERCE SALES ACCOUNT FOR 76% OF OVERALL NET SALES*

E-commerce | cbdMD.com 76%

Wholesale & Retail 24%

*Fiscal Quarter ended December 31, 2021



76%
24%

FINANCIAL PERFORMANCE

TOTAL NET SALES



$23.6M
$41.8M
$44.5M
$109.9M
$118.7M
FISCAL YEAR ENDED 2019
FISCAL YEAR ENDED 2020
FISCAL YEAR ENDED 2021
3 YEAR FISCAL CUMULATIVE 2019-2021
3 YEAR CALENDAR CUMULATIVE 2019-2021

BALANCE SHEET

cbdMD.com

All figures show in millions, US$	December 31, 2021
CASH	$19.7
WORKING CAPITAL	$22.9
TOTAL ASSETS	$99.3
TOTAL LIABILITIES *	$14.9
SHAREHOLDER'S EQUITY	$84.4

* *Includes $3,501,000 non-cash contingent liability related to earn-out rights.*

KEY METRICS

Common Stock	YCBD
8.0% Series Cumulative Convertible Preferred Stock	YCBDpA
Exchange	NYSE American
Recent Common Price[1]	$1.08
Recent Preferred Price[1]	$6.10
Common Shares Outstanding[1,2]	58,277,970
Preferred Shares Outstanding[1]	5,000,000
Market Cap[1]	$63.0M
FY End	Sept. 30

SHARE OWNERSHIP

COMMON STOCK [1]



70%
PUBLIC
30%
OFFICERS & DIRECTORS

[1] as of 12/31/2021.

[2] Excludes:

- 8,335,000 Shares of common stock issuable upon conversion of 5,000,000 shares of 8.0% Series A Cumulative Convertible Preferred Stock.
- up to 5,541,422 in potential earn-out shares.
- 2,607,500 shares of common stock issuable upon the exercise of outstanding options with a weighted average exercise price of $4.34.
- 814,583 shares of common stock issuable upon unvested restricted stock awards.
- 660,417 shares of common stock issuable upon the exercise of outstanding warrants with a weighted average exercise price of $4.60.
- 3,458,558 shares reserved for future issuances under our equity compensation plans.

FOR MORE INFORMATION

INVESTOR RELATIONS:

John Weston

john.weston@cbdMD.com
704-445-3060
ext. 1103